UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2006
Commission file number: 1-5128

MEREDITH CORPORATION
(Exact name of registrant as specified in its charter)

IOWA	42-0410230
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1716 Locust Street, Des Moines, Iowa	50309-3023
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	515-284-3000

Item 8.01.	Other Events

Meredith Corporation presented at the Bear Stearns 19th Annual Media Conference on February 28, 2006. Chief Operating Officer Stephen M. Lacy and Chief Financial Officer Suku V. Radia discussed company developments and responded to questions. The text of the presentation is attached as an exhibit. A live webcast of the conference is accessible to the public on the Company's website, meredith.com. The webcast will remain there through March 7, 2006.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

	99	Text of presentation at the Bear Stearns 19th Annual Media Conference on February 28, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEREDITH CORPORATION
Registrant

/s/ Suku V. Radia

Suku V. Radia
Vice President - Chief Financial Officer
(Principal Financial and Accounting Officer)

Date:	February 28, 2006

Index to Exhibits

Exhibit Number	Item

99	Text of presentation at the Bear Stearns 19th Annual Media Conference on February 28, 2006.

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